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                               VERTEX GROWTH FUND
                              VERTEX DISCOVERY FUND

                   Supplement to Prospectus dated May 1, 1998


         The Board of Trustees which oversees Vertex Growth Fund and Vertex Discovery Fund (the "Funds") decided today to terminate each Fund effective October 30, 1998, or as soon thereafter as practicable (the "Termination Date"). In connection with the termination of each Fund, the Board of Trustees has suspended the sale of each Fund's shares effective immediately. Consequently, purchase orders for Fund shares received on or after October 28, 1998 will be rejected by each Fund.

         Enclosed is a formal Notice of Termination which is designed to answer any questions concerning each Fund's termination. As described more fully in this Notice, until the Termination Date, shareholders may choose to redeem their Fund shares or exchange their shares for shares of the same class of any fund in the MFS Family of Funds(R) which permits exchanges at such fund's then current net asset value. If a shareholder takes no action, his or her shares will automatically be exchanged on the Termination Date for shares of the MFS(R) Money Market Fund ("MMM").

         MMM, a member of the MFS Family of Funds(R), seeks to provide as high a level of current income as is consistent with the preservation of capital and liquidity. MMM's prospectus is enclosed with the Notice of Termination.


                 THE DATE OF THIS SUPPLEMENT IS OCTOBER 28, 1998